COLUMBIA THERMOSTAT FUND

                 PROSPECTUS SUPPLEMENT DATED OCTOBER 11, 2005 TO
                          PROSPECTUS DATED MAY 1, 2005
                  (REPLACING SUPPLEMENT DATED AUGUST 22, 2005)

1. Effective September 1, 2005, the "Stock/Bond Allocation Table" located on page 3 of the prospectuses is deleted and replaced by the following table:

STOCK/BOND ALLOCATION TABLE

               LEVEL OF THE              STOCK              BOND
                 S&P 500              PERCENTAGE         PERCENTAGE
                 -------              ----------         ----------
                over 1700                  0%               100%
                1650-1700                  5                 95
                1600-1650                 10                 90
                1550-1600                 15                 85
                1500-1550                 20                 80
                1450-1500                 25                 75
                1400-1450                 30                 70
                1350-1400                 35                 65
                1300-1350                 40                 60
                1250-1300                 45                 55
                1200-1250                 50                 50
                1150-1200                 55                 45
                1100-1150                 60                 40
                1050-1100                 65                 35
                1000-1050                 70                 30
                 950-1000                 75                 25
                  900-950                 80                 20
                  850-900                 85                 15
                  800-850                 90                 10
                  750-800                 95                  5
            750 and under                100                  0


2. In addition, effective September 1, 2005, the portion of the "Allocation of Stock/Bond Assets within Asset Classes" relating to stock funds located on page 4 of the prospectuses is deleted and replaced in its entirety by the following table:

         ------------------------------------------------------------------------------------------------
                       STOCK FUNDS                       TYPE OF FUND                 ALLOCATION
         ------------------------------------------------------------------------------------------------
            Columbia Acorn Fund                           Small cap                       15%
         ------------------------------------------------------------------------------------------------
            Columbia Acorn Select                       Mid-cap growth                    10%
         ------------------------------------------------------------------------------------------------
            Columbia Large Cap                         Large-cap value                    15%
            Value Fund(1)
         ------------------------------------------------------------------------------------------------
            Columbia Acorn                           Mid-cap international                15%
            International                                  growth
         ------------------------------------------------------------------------------------------------
            Columbia Dividend Income Fund               Large-cap value                   20%
         ------------------------------------------------------------------------------------------------
            Columbia LargeCap Enhanced                 Large-cap blend                    25%
            Core Fund(2)
         ------------------------------------------------------------------------------------------------

          (1) Columbia Thermostat Fund formerly invested in Columbia Growth & Income Fund, which merged into Nations Value Fund on September 19, 2005. In connection with the merger, Nations Value Fund changed its name to Columbia Large Cap Value Fund.

          (2) Nations LargeCap Enhanced Core Fund changed its name on September 26, 2005 to Columbia LargeCap Enhanced Core Fund.

                                                               SUP-47/91139-1005

   The Fund no longer intends to invest in the following portfolio funds:
Columbia Growth Stock Fund and Columbia Mid Cap Value Fund. New portfolio funds in which the Fund intends to invest include: Columbia Acorn International, Columbia Dividend Income Fund, and Columbia LargeCap Enhanced Core Fund.

   There was a 90-day period in which the Fund liquidated its positions in Columbia Growth Stock Fund and Columbia Mid Cap Value Fund, adjusted for the changes in the allocation percentages shown in the table above, and commenced its investments in Columbia Acorn International, Columbia Dividend Income Fund, and Columbia LargeCap Enhanced Core Fund. This transition period allowed the supervisory committee to implement these changes prudently. All of the changes were implemented by September 30, 2005.

3. Effective October 10, 2005, Columbia High Yield Fund will change its name to Columbia Conservative High Yield Fund. As of October 10, 2005, all references to "Columbia High Yield Fund" are replaced with "Columbia Conservative High Yield Fund."

4. The following disclosure is added to the section of the prospectuses entitled "The Fund - Principal Investment Strategies:"

COLUMBIA LARGE CAP VALUE FUND, CLASS Z (VALUE FUND)

Value Fund seeks growth of capital by investing in companies that are believed to be undervalued.

Value Fund normally invests at least 80% of its assets in common stocks of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

COLUMBIA ACORN INTERNATIONAL, CLASS Z (ACORN INTERNATIONAL)

Acorn International seeks to provide long-term growth of capital.

Acorn International generally invests in stocks of non-U.S. small- and medium-sized companies. The Fund generally invests in the stocks of companies based outside the U.S. with market capitalizations of less than $5 billion at the time of initial purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

The Fund believes that smaller companies, predominantly outside the U.S., that are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

Columbia Acorn International typically looks for companies with:

          o    A strong business franchise that offers growth potential.

          o Products and services that give the company a competitive advantage.

          o A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based in developed markets (for example, Japan, Canada and the United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

COLUMBIA DIVIDEND INCOME FUND, CLASS Z (DIVIDEND INCOME FUND)

Dividend Income Fund seeks current income and capital appreciation.

Under normal market conditions, Dividend Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund's investment adviser looks for investments that it believes offer prospects for dividend growth and capital appreciation.

The Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or the adviser believes such securities have particularly good prospects for capital appreciation. In addition to equity securities, the Fund may also invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its net assets in securities of foreign issues.

At times, the adviser may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

COLUMBIA LARGECAP ENHANCED CORE FUND, CLASS Z (CORE FUND)

Core Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.

Under normal circumstances, Core Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500 Index, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 Index or its components. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The portfolio manager tries to maintain a portfolio that matches the risk characteristics of the S&P 500 Index. The portfolio manager will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index, and may hold securities that are not in the index.

Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

5. The following disclosure is added to the section of the prospectuses entitled "The Fund - Principal Investment Risks:"

Futures risk. Columbia LargeCap Enhanced Core Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

Derivatives risk. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

Real estate investment trust risk. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

Convertible securities. Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Market timers. Because Acorn International invests predominantly in foreign securities, it may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although Acorn International has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

6. Effective September 30, 2005, Ralph Wanger will no longer be a co-portfolio manager of the Fund. The Fund will continue to be managed by Charles P. McQuaid as the sole lead portfolio manager. All references in the prospectuses to the "adviser's supervisory committee" or "supervisory committee of the investment adviser" are replaced with the term portfolio manager.

7. The section in each prospectus entitled "Managing the Fund - Portfolio Managers" is replaced in its entirety with the following:

The portfolio manager reviews on an infrequent basis the structure and allocation ranges of Thermostat and makes any changes considered appropriate.

Charles McQuaid is president and a member of Columbia Acorn Trust's Board of Trustees. He has been president of CWAM since October 13, 2003, chief investment officer of CWAM since September 30, 2003, was the director of research at CWAM and its predecessor from July 1992 through December 2003, and was a principal of Wanger Asset Management, L.P. from July 1992 through September 29, 2000. Mr. McQuaid has been a member of Columbia Acorn Fund's management team since 1978, co-managed Columbia Acorn Fund from 1995 through September 29, 2003 and has been the Fund's lead portfolio manager since September 30, 2003. He served as CWAM's interim director of international research from October 2003 to December 15, 2004. Mr. McQuaid has been the president of Wanger Advisors Trust since September 30, 2003. The SAI provides additional information about Mr. McQuaid's compensation, other accounts he manages and his ownership of securities in the Fund.

                              COLUMBIA ACORN TRUST

                            COLUMBIA THERMOSTAT FUND

                      SUPPLEMENT DATED OCTOBER 11, 2005 TO
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005

   Effective September 30, 2005, Ralph Wanger will no longer be a co-portfolio manager of Columbia Thermostat Fund (the "Fund). The Fund will continue to be managed by Charles P. McQuaid as the sole lead portfolio manger. All references to Ralph Wanger as co-portfolio manager of the Fund under the section titled "Management of the Trust - Portfolio Manager" are deleted.

   Columbia Growth & Income Fund merged into Nations Value Fund on September
19, 2005. In connection with the merger, Nations Value Fund changed its name to Columbia Large Cap Value Fund. All references to "Columbia Growth & Income Fund" are replaced with "Columbia Large Cap Value Fund."

   Nations LargeCap Enhanced Core Fund changed its name on September 26, 2005 to Columbia LargeCap Enhanced Core Fund. All references to "Nations LargeCap Enhanced Core Fund" are replaced with "Columbia LargeCap Enhanced Core Fund."

   Effective October 10, 2005, Columbia High Yield Fund will change its name to Columbia Conservative High Yield Fund. As of October 10, 2005, all references to "Columbia High Yield Fund" are replaced with "Columbia Conservative High Yield Fund."

   As a result of the merger of Columbia Growth & Income Fund into Nations Value Fund, the following is added to the section entitled "Investment Restrictions of Portfolio Funds of Columbia Thermostat Fund" on page 8 of the Statement of Additional Information ("SAI"):

COLUMBIA LARGE CAP VALUE FUND

Fundamental Investment Policies

     1. The Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

     2. The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

     4. The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

                                                               SUP-47/91140-1005

     5. The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

     6. The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

     7. The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

     1. The Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
          Section 12(d)(1)(G) will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

     2. The Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.

     3. The Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     4. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

     5. The Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

     7. To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.